SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

       Filed by the registrant  [x]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [x] Preliminary proxy statement
       [ ] Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
       [ ] Definitive proxy statement
       [ ] Definitive additional materials
       [ ] Soliciting  material pursuant to
           Rule 14a-11(c) or Rule 14a-12

                    KNICKERBOCKER CAPITAL CORPORATION
            (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [X ] No Fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which The offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, schedule or registration statement no.:

       (3) Filing party:

       (4) Date filed:

                               KNICKERBOCKER CAPITAL CORPORATION
                                   829 FRANCIS DRIVE
                                PALM SPRINGS, CA 92262


                                                     March 29, 2004

Dear Stockholder:

         You are cordially invited to attend a special meeting of the stockholders of Knickerbocker Capital Corporation ("Knickerbocker") to be
held at 10:00 a.m., Central Standard Time, on April   , 2004, at 829
Francis Drive Palm Springs, CA 92262, for the following purposes:

1.	To vote to merge with a Cayman Islands subsidiary of the corporation with the Cayman corporation being the surviving entity.


2.	To transact such other business as may properly come before the
	special meeting or any adjournments or postponements of the special meeting.

         Only Knickerbocker's stockholders of record at the close of business on March 15, 2004 are entitled to notice of, and entitled to vote at, the special meeting and at any adjournments or postponements of the special meeting.

         Whether or not you plan to attend, to assure your representation at the meeting please carefully read the accompanying proxy statement, which describes the matter to be voted upon, and complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Knickerbocker in street name and decide to attend the special meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Knickerbocker's shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically an only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the special meeting.

         We look forward to seeing you at the special meeting

                                    Dempsey K. Mork


                                    --------------------------------
                                    Dempsey K. Mork, President


Palm Springs CA
March 29, 2004

                                ANIMAL CLONING SCIENCES, INC.
                                   829 FRANCIS DRIVE
                                PALM SPRINGS, CA 92262


                                   PROXY STATEMENT
                                       FOR THE
                           SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL   , 2004


                      GENERAL INFORMATION FOR STOCKHOLDERS

         The enclosed proxy card is solicited on behalf of the Board of Directors of Knickerbocker Capital Corporation, a Colorado corporation ("Knickerbocker"), for use at a special meeting of stockholders to be
held at 10:00 a.m., Central Standard Time, on April    , 2004, at
829 Francis Drive, Palm Springs, Ca 92262, and at any adjournment.
This proxy statement and the accompanying proxy card were mailed on
or about April   , 2004, to the stockholders entitled to vote at
the special meeting.

                             RECORD DATE AND VOTING

        The specific proposal to be considered and acted upon at the Special meeting is described in detail in this proxy statement. Stockholders of record at the close of business on March 15, 2004 (the "Record Date"), are entitled to notice of, and to vote at, the special meeting. As of the close of business on that date, there were outstanding and entitled to vote 200,000 shares of Knickerbocker's common stock, par value $0.001 per share (the "Common Stock").
Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the Record Date.

        A majority of all of the shares of Common Stock entitled to vote, whether present in person or by represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

        At the special meeting, all holders of shares of Common Stock will be asked to vote on the proposal. A majority of the votes cast by the holders of Common Stock is required in order to approve the proposal.

        If a choice as to the proposal before the special meeting has been specified by a stockholder on a returned proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the proposal.

         Abstentions and broker non-votes (that is, a proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

         To ensure that your shares are voted at the special meeting, Please complete, date, sign and return the enclosed proxy in the accompanying postage-prepaid, return envelope as soon as possible.

	The corporate action described in this proxy statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Knickerbocker's Corporate Secretary at its principal executive offices at 829 Francis Drive, Palm Springs, CA a duly executed proxy bearing a later date, or by attending the special meeting and voting that stockholder's shares in person.
Persons who hold Knickerbocker's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Corporate Secretary of Knickerbocker at its principal executive offices or by attending the special meeting and voting that legal ballot in person.

                                  SOLICITATION

         Knickerbocker will bear the cost of soliciting proxies. In addition, Knickerbocker will solicit shareholders by mail and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of Knickerbocker registered in the names of those persons, and Knickerbocker will reimburse them for their reasonable out-of-pocket costs.


                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from other companies within Animal's market segment, and certain of those risks described in Animal's most recent report on Form 10-KSB filed with the Securities and Exchange Commission.

                                PROPOSAL NO. 1

MERGER WITH CAYMAN SUBSIDIARY

         The Board of Directors proposes to merge with a Cayman Islands subsidiary of the corporation with the Cayman corporation being the surviving entity


         The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the Record Date is required for the approval of this proposal.

         The Board of Directors deems this proposal to be in the best interests of Knickerbocker and its stockholders and recommends that you vote "FOR" this proposal.


                                 OTHER BUSINESS

         As of the date of this proxy statement, the only business which the the Board of Directors intends to present and knows that others will present at the special meeting is that herein set forth. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                            Dempsey K. Mork



					    Dempsey K. Mork for the
					    Board of Directors

Dated:   March 29, 2004




                                   PROXY CARD


                        KNICKERBOCKER CAPITAL CORPORATION
                         Special meeting of Stockholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of Knickerbocker Capital Corporation ("Knickerbocker") hereby revokes all previous proxies, acknowledges receipt
of the notice of special meeting of stockholders to be held on April   ,
2004, and the related proxy statement, and appoints Dempsey K. Mork as proxy of the undersigned, with full power of substitution to vote all shares of Knickerbocker's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at 829 Francis Drive, Palm
Springs, CA 92262 on April   , 2004, at 10:00 a.m., Central Standard
Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.


1. To merge with a Cayman Islands subsidiary of the corporation with the Cayman corporation being the surviving entity



                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]




2. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.


                 FOR [ ]           AGAINST [ ]         ABSTAIN [ ]


   The Board of Directors recommends you vote "FOR" the above
		 proposals.

         This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposals, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


                                          Dated: _________________, 2004


                                          ------------------------------
                                          (Print Name)


                                          ------------------------------
                                          (Authorized Signature)


         I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No